                                 FIFTH AMENDMENT


     FIFTH AMENDMENT, dated as of May 2, 2000 (this "Fifth Amendment"), to the
                                                     ---------------
Credit and Guarantee Agreement, dated as of June 26, 1997 (the "Credit
                                                                ------
Agreement"), among Bush Industries, Inc., a Delaware corporation (the
---------
"Company"), each Foreign Subsidiary Borrower (as defined in the Credit
 -------
Agreement) (together with the Company, the "Borrowers"), Mellon Bank, N.A., as
                                            ---------
co-agent, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative
                      -------
agent for the Lenders (in such capacity, the "Administrative Agent"), as amended
                                              --------------------
by a First Amendment, dated as of August 17, 1998, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent, a Second Amendment, dated as of December 31, 1998, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent, a Third Amendment and Consent, dated as of March 31, 1999, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent, and a Fourth Amendment, dated as of February 29, 2000, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent.



                                  WITNESSETH:
                                  ----------


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

         WHEREAS, the Borrowers have requested, and, upon this Fifth Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Fifth Amendment;

         NOW, THEREFORE, the parties hereto hereby agree as follows:


I.       Defined Terms.  Terms defined in the Credit Agreement and used herein
         -------------
shall have the meanings given to them in the Credit Agreement.


II.      Amendment to Credit Agreement. Schedule I of the Credit Agreement is
         -----------------------------
hereby amended by deleting said Schedule in its entirety and substituting in lieu thereof a new Schedule I in the form of Schedule I to this Amendment.

III.  Conditions to Effectiveness. This Fifth Amendment shall become effective
      ---------------------------
on the date (the "Amendment Effective Date") on which (a) the Company, the
                  ------------------------
Foreign Subsidiary Borrowers and the Lenders shall have executed and delivered to the Administrative Agent this Fifth Amendment, (b) the Administrative Agent shall have received, for the account of each Lender, a fee in the amount set forth in Annex A hereto as the Fifth Amendment Fee for such Lender, (c) the Administrative Agent shall have received a certified copy of resolutions of the Board of Directors of the Company authorizing this Fifth Amendment and (d) the Administrative Agent shall have received a satisfactory written legal opinion of counsel to the Company covering such matters with respect to this Amendment as the Administrative Agent shall reasonably request.


IV.   Representations and Warranties. The representations and warranties made by
      ------------------------------
the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Fifth Amendment, as if made on and as of the Amendment Effective Date.


V.    Payment of Expenses. The Company agrees to pay or reimburse the
      -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.


VI.   No Other Amendments; Confirmation.  Except as expressly amended, modified
      ---------------------------------
and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.


VII.  Governing Law; Counterparts.   This Fifth Amendment and the rights and
      ---------------------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(b) This Fifth Amendment may be executed by one or more of the parties to this Fifth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Fifth Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. This Fifth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                       BUSH INDUSTRIES, INC.

                                       By: /s/
                                           -----------------------

                                       Title:


                                       ROHR-BUSH GMBH & CO.,
                                       as a Foreign Subsidiary Borrower

                                       By: /s/
                                           -----------------------
                                       Title:


                                       BUSHVIOTECHNIK GESELLSCHAFT FUR
                                       OBERFLACHENTECHNIK MBH,
                                       as a Foreign Subsidiary Borrower

                                       By: /s/
                                           -----------------------
                                       Title:


                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent
                                       and a Lender

                                       By: /s/
                                           -----------------------
                                       Title:


                                       MELLON BANK, N.A., as
                                       Co-Agent and a Lender

                                       By: /s/
                                           -----------------------
                                       Title:

                                       FIRST UNION NATIONAL BANK

                                       By: /s/
                                           -----------------------
                                       Title:

                                       SUNTRUST BANK

                                       By: /s/
                                           -----------------------
                                       Title:

                                       By: /s/
                                           -----------------------
                                       Title:

                                       NATIONAL CITY BANK OF
                                       PENNSYLVANIA

                                       By: /s/
                                           -----------------------
                                       Title:


                                       HSBC BANK USA

                                       By: /s/
                                           -----------------------
                                       Title:


                                       FLEET NATIONAL BANK

                                       By: /s/
                                           -----------------------
                                       Title: